UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2017

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
On January 10, 2017, TransDigm Group Incorporated (the “Company”) issued a press release (the “Press Release”) announcing a potential refinancing of a portion of its senior secured term loans to modestly reduce interest expense and extend maturities. In connection with the refinancing, TransDigm will make a presentation to its lenders on Wednesday, January 11, 2017. Additional information will be available via Credit Suisse Securities (USA) LLC.

The information in this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated January 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Terrance Paradie
Terrance Paradie
Executive Vice President and Chief Financial Officer

Date: January 10, 2017

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 10, 2017.